Exhibit 99.1

Contact: Lewis J. Critelli

President and Chief Executive Officer

Norwood Financial Corp

(570) 253-1455

FOR IMMEDIATE RELEASE

July 1, 2020

NORWOOD FINANCIAL CORP ANNOUNCES NEW CLOSING

DATE FOR ITS ACQUISITION OF UPSTATE NEW YORK BANCORP, INC.

Honesdale, PA – Norwood Financial Corp (NASDAQ Global Market: NWFL), the holding company for Wayne Bank headquartered in Honesdale, Pennsylvania, announced today that the closing of the previously announced proposed acquisition of UpState New York Bancorp, Inc. (“UpState”) and its wholly owned subsidiary, USNY Bank, will be delayed, and is now anticipated to occur on or about July 7, 2020, subject to the satisfaction of customary closing conditions.

About Norwood Financial Corp

Norwood Financial Corp is the parent company of Wayne Bank, which operates from fifteen offices throughout Northeastern Pennsylvania and twelve offices in the Southern Tier of New York. The Company’s stock trades on the Nasdaq Global Market under the symbol “NWFL”.

About UpState New York Bancorp, Inc.

UpState New York Bancorp, Inc. is the holding company for USNY Bank, a New York chartered bank that conducts its business from its two Bank of the Finger Lakes offices in Geneva and Penn Yan, New York, and two Bank of Cooperstown offices in Cooperstown and Oneonta, New York.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to Norwood’s and UpState’s beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results or other developments. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward” and other expressions that indicate future events and trends identify forward-looking statements.

We caution that the foregoing list of important factors that may affect future results is not exhaustive. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood and UpState may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; the potential adverse impact the COVID-19 pandemic may have on Norwood’s and UpState’s financial condition and results of operations; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood or UpState or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood and UpState do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.